Exhibit 12.2
CERTIFICATION
I, Timo Ihamuotila,

certify that:
1.

I have reviewed this Annual Report on Form 20-F of

ABB Ltd;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit
to state a material fact necessary to make the statements made,

in light of the circumstances under
which such statements were made, not misleading with respect to the period covered by this report;
3.

Based on my knowledge, the financial statements, and other financial information included in this
report, fairly present in all material respects the financial condition, results of operations and cash
flows of the Company as of, and for,

the periods presented in this report;
4.

The Company’s other certifying officer and I

are responsible for establishing and maintaining
disclosure controls and procedures (as defined in Exchange

Act Rules 13a-15(e) and 15d-15(e)) and
internal control over financial reporting (as defined

in Exchange Act Rules 13a-15(f) and 15d-15(f))
for the Company and have:
a.

Designed such disclosure controls and procedures, or caused such disclosure controls and
procedures to be designed under our supervision, to ensure

that material information relating
to the Company, including

its consolidated subsidiaries, is made known to us by

others within
those entities, particularly during the period in which this report is being prepared;
b.

Designed such internal control over financial reporting, or caused such internal control over
financial reporting to be designed under our supervision, to provide reasonable assurance
regarding the reliability of financial reporting and the preparation of financial statements for
external purposes in accordance with generally accepted accounting principles;
c.

Evaluated the effectiveness of the Company’s

disclosure controls and procedures and
presented in this report our conclusions about the effectiveness of the disclosure controls
and procedures, as of the end of the period covered by

this report based on such evaluation;
and
d.

Disclosed in this report any change in the Company’s

internal control over financial reporting
that occurred during the period covered by the annual report that has materially affected, or
is reasonably likely to materially affect, the Company

’s internal control over financial
reporting; and
5.

The Company’s other certifying officer and I

have disclosed, based on our most recent evaluation

of
internal control over financial reporting, to the Company

’s auditors and the audit committee of the
Company’s board of directors (or persons performing

the equivalent functions):
a.

All significant deficiencies and material weaknesses in the design or operation of internal
control over financial reporting which are reasonably likely to adversely affect the Company’s
ability to record, process, summarize and report financial information;

and
b.

Any fraud, whether or not material, that involves management or other employees who have
a significant role in the Company’s internal control

over financial

reporting.

Dated: February 24, 2022 By: /s/ T
IMO
I
HAMUOTILA
Timo Ihamuotila
Chief Financial Officer
(principal financial officer)